Provision For Income Taxes	9 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Provision For Income Taxes

NOTE 5 - PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the nine months ended September 30, 2012 differs from the amount which would be expected as a result of applying the statutory tax rates to the income (losses) before income taxes due primarily to changes in the valuation allowance to fully reserve net deferred tax assets and also due to the fact that MEDL was taxed as a S Corporation from January 1, 2011 to June 23, 2011, resulting in no tax benefit or deferred tax asset during this period.  Accordingly, all of the losses of MEDL flow through to the shareholders of the S Corporation and the Company has no deferred tax assets or loss carryforwards from this period.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income.  As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

As of September 30, 2012
Deferred tax assets:
Net Operating Loss	$(1,973,235)
tax rate	34%
Deferred Tax assets(liabilites) 2012	$615,886
Deferred Tax assets(liabilites) 2011	$367,420
Total Deferred tax assets	$983,306
Less Valuation allowance	$(983,306)
Net Deferred tax assets	$—

Reconciliation of the differences between the statutory tax rate and the effective tax rate is:

As of September 30, 2012
Federal statutory tax rate	34%
Effective Tax Rate	34%
Valuation Allowance	-34%
Net Effective Tax Rate	0%

As of September 30, 2012, the Company has a net operating loss carry forward of $2,892,075 expiring through 2032. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code.